Exhibit 10.4
THIRD AMENDMENT TO THE
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective as of the 6th day of March, 2017 (the “Amendment Effective Date”), is entered into by and among DMC GLOBAL INC. (formerly known as Dynamic Materials Corporation), a Delaware corporation (the “Parent”), the US Borrowers party hereto, the Alternative Currency Borrowers party hereto (the Parent, the US Borrowers and Alternative Currency Borrowers are, collectively, the “Borrowers”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
RECITALS
WHEREAS, the Borrowers, the Guarantors, the Lenders, the Administrative Agent, the London Agent and the Canadian Agent entered into that certain Second Amended and Restated Credit Agreement dated as of February 23, 2015 (as amended by that certain First Amendment to the Second Amended and Restated Credit Agreement dated as of December 18, 2015 and by that certain Second Amendment to the Second Amended and Restated Credit Agreement dated as of December 30, 2016, and as may be further amended from time to time, the “Credit Agreement”);
WHEREAS, the Parent has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement;
WHEREAS, the Administrative Agent and the Lenders are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein, provided that the Borrowers and the Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrowers, the Guarantors, the Lenders and the Administrative Agent agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
2.    Amendments to Section 1.01 of the Credit Agreement.

(a)	Section 1.01 of the Credit Agreement is hereby amended to restate the last sentence of the definition of “Alternative Currency Commitment” in its entirety as follows:
“The aggregate amount of the Alternative Currency Commitments as of the Third Amendment Effective Date is $5,000,000.”

(b)	Section 1.01 of the Credit Agreement is hereby amended to restate the table set forth in the definition of “Applicable Margin” in its entirety as follows:

Level	Leverage Ratio	Applicable Margin for Eurocurrency, EURIBOR and CDOR Loans	Applicable Margin for ABR and Canadian Prime Loans
I	1.00 > X	1.75%	0.75%
II	1.50 > X > 1.00	2.00%	1.00%
III	2.00 > X > 1.50	2.25%	1.25%
IV	2.50 > X > 2.00	2.50%	1.50%
V	3.00 > X > 2.50	2.75%	1.75%
VI	X > 3.00	3.25%	2.25%

(c)	Section 1.01 of the Credit Agreement is hereby amended to restate the last sentence of the definition of “Applicable Margin” in its entirety as follows:
“If the Parent fails to deliver the financial statements and corresponding Compliance Certificate to the Administrative Agent at the time required pursuant to Section 5.01, then effective as of the date such financial statements and corresponding Compliance Certificate were required to be delivered pursuant to Section 5.01, the Applicable Margin shall be determined at Level VI and shall remain at such level until the date such financial statements and corresponding Compliance Certificate are so delivered by the Parent.”

(d)	Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions of “Bail-In Action” and “Bail-In Legislation” in proper alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(e)	Section 1.01 of the Credit Agreement is hereby amended to restate the table set forth in the definition of “Commitment Fee Rate” in its entirety as follows:

Level	Leverage Ratio	Commitment Fee Rate
I	1.00 > X	0.25%
II	1.50 > X > 1.00	0.30%
III	2.00 > X > 1.50	0.35%
IV	2.50 > X > 2.00	0.40%
V	3.00 > X > 2.50	0.45%
VI	X > 3.00	0.50%

(f)	Section 1.01 of the Credit Agreement is hereby amended to restate the last sentence of the definition of “Commitment Fee Rate” in its entirety as follows:
“If the Parent fails to deliver the financial statements and corresponding Compliance Certificate to the Administrative Agent at the time required pursuant to Section 5.01, then effective as of the date such financial statements and corresponding Compliance Certificate were required to be delivered pursuant to Section 5.01, the Commitment Fee Rate shall be determined at Level VI and shall remain at such level until the date such financial statements and corresponding Compliance Certificate are so delivered by the Parent.”

(g)	Section 1.01 of the Credit Agreement is hereby amended to restate clause (d) of the definition of “Defaulting Lender” in its entirety as follows:
“(d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.”

(h)
Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions of “EEA Financial Institution,” “EEA Member Country,” “EEA Resolution Authority” and “EU Bail-In Legislation Schedule” in proper alphabetical order:

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

(i)	Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Federal Funds Effective Rate” in its entirety as follows:
“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York (the “FRBNY”) based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the FRBNY shall set forth on its public website from time to time, and published on the next succeeding Business Day by the FRBNY as the federal funds effective rate; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

(j)	Section 1.01 of the Credit Agreement is hereby amended to add the following new definition of “Third Amendment Effective Date” in proper alphabetical order:
“Third Amendment Effective Date” means March 6, 2017.

(k)	Section 1.01 of the Credit Agreement is hereby amended to restate the last sentence of the definition of “US Commitment” in its entirety as follows:
“The aggregate amount of the US Commitments as of the Third Amendment Effective Date is $30,000,000.”

(l)	Section 1.01 of the Credit Agreement is hereby amended to add the following new definition of “Write-Down and Conversion Powers” in proper alphabetical order:
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
3.    Amendment to Section 2.04. Section 2.04 of the Credit Agreement is hereby amended to restate subsection (a) thereof in its entirety as follows:
“(a)    Subject to the terms and conditions set forth herein, (i) the US Swingline Lender agrees to make US Swingline Loans to the US Borrowers from time to time during the US Availability Period in an aggregate principal amount at any time outstanding that will not result in (A) the US Swingline Exposure exceeding $3,500,000 or (B) the total US Credit Exposures exceeding the total US Commitments and (ii) the Euro Swingline Lender agrees to make Euro Swingline Loans to the Alternative Currency Borrowers from time to time during the Alternative Currency Availability Period in an aggregate principal amount that will not result in (A) the Euro Swingline Exposure exceeding $1,250,000 or (B) the total Alternative Currency Credit Exposures exceeding the total Alternative Currency Commitments; provided that (x) no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan and (y) for purposes of this Section 2.04 only, the terms “Alternative Currency Borrower” and “Alternative Currency Borrowers” shall not include the Parent. Within the foregoing limits and subject to the terms and conditions set forth herein, the US Borrowers and Alternative Currency Borrowers, as applicable, may borrow, prepay and reborrow Swingline Loans. Each US Swingline Loan shall be in an amount that is an integral multiple of $1 and not less than $25,000 and each Euro Swingline Loan shall be in an amount that is not less than €250,000.”
4.    Amendment to Section 2.05. Section 2.05 of the Credit Agreement is hereby amended to restate the last sentence of subsection (b) thereof in its entirety as follows:
“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower to which such Letter of Credit shall be issued shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) in the case of a US Letter of Credit, the US LC Exposure shall not exceed $10,000,000 and the total US Credit Exposures shall not exceed the total US Commitments and (ii) in the case of an Alternative Currency Letter of Credit, the Alternative Currency LC Exposure shall not exceed $2,500,000 and the total Alternative Currency Credit Exposures shall not exceed the total Alternative Currency Commitments.”
5.    Amendment to Section 2.19. Section 2.19 of the Credit Agreement is hereby amended to restate the first sentence of subsection (a) thereof in its entirety as follows:
“The Parent may from time to time elect to increase the Commitments of any one or more Classes (each, an “Incremental Commitment Increase”), in each case with a minimum aggregate principal amount of (i) $10,000,000 (and increments of $5,000,000 in excess thereof) with respect to an increase in the US Commitments, (ii) $5,000,000 (and increments of $1,000,000 in excess thereof) with respect to an increase in the Alternative Currency Commitments and (iii) $10,000,000 (and increments of $5,000,000 in excess thereof) with respect to an increase in the Term Commitments, so long as, after giving effect thereto, (x) the minimum aggregate principal amount of any one Incremental Commitment Increase across all increased Classes is $10,000,000 (and increments of $5,000,000 in excess thereof) and (y) the aggregate amount of all Incremental Commitment Increases during the term hereof does not exceed $25,000,000.”
6.    Amendments to Section 2.20.

(a)	Section 2.20 of the Credit Agreement is hereby amended to add the following new proviso at the end of clause (i) of subsection (c) thereof:
“provided, further that, subject to Section 10.17, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation;”

(b)	Section 2.20 of the Credit Agreement is hereby amended to restate the penultimate paragraph thereof in its entirety as follows:
“If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the Effective Date and for so long as such event shall continue or (ii) any Swingline Lender or Issuing Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, such Swingline Lender shall not be required to fund any Swingline Loan and such Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless such Swingline Lender or such Issuing Lender, as the case may be, shall have entered into arrangements with the Parent or such Lender, satisfactory to such Swingline Lender or Issuing Lender, as the case may be, to defease any risk to it in respect of such Lender hereunder.”
7.    Amendment to Article III. Article III of the Credit Agreement is hereby amended to add the following new Section 3.21 at the end of said Article III:
“Section 3.21    EEA Financial Institution. No Obligor is an EEA Financial Institution.”
8.    Amendments to Article VI. Article VI of the Credit Agreement is hereby amended to restate Sections 6.14 and 6.15 thereof in their entirety as follows and add the following new Section 6.17 at the end of said Article VI:
“Section 6.14    Debt Service Coverage Ratio. The Parent shall not permit the Debt Service Coverage Ratio for any trailing four quarter period measured as of the last day of any fiscal quarter (other than the fiscal quarters ending March 31, 2017, June 30, 2017 and September 30, 2017) to be less than 1.35 to 1.0.
Section 6.15    Leverage Ratio. The Parent shall not permit the Leverage Ratio for any trailing four quarter period measured as of the last day of any fiscal quarter to exceed (a) 4.00 to 1.0 for the fiscal quarter ending March 31, 2017, (b) 5.00 to 1.0 for the fiscal quarter ending June 30, 2017, (c) 3.50 to 1.0 for the fiscal quarter ending September 30, 2017 and (d) 3.00 to 1.0 for each fiscal quarter ending thereafter.
Section 6.17    Minimum Consolidated Pro Forma EBITDA. The Parent shall not permit Consolidated Pro Forma EBITDA to be less than (a) $4,500,000 for the trailing four quarter period ending on March 31, 2017, (b) $4,000,000 for the trailing four quarter period ending on June 30, 2017 and (c) $6,500,000 for the trailing four quarter period ending on September 30, 2017.”
9.    Amendment to Article X. Article X of the Credit Agreement is hereby amended to add the following new Section 10.17 at the end of said Article X:
“Section 10.17    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion

Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”
10.    Amendment to Schedule 2.01. Schedule 2.01 attached to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.
11.    Amendment to Exhibit 5.01(c). Exhibit 5.01(c) attached to the Credit Agreement is hereby amended to restate Exhibit B thereto in its entirety as set forth on Exhibit B attached hereto.
12.    Ratification. Each of the Borrowers and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Administrative Agent, the London Agent or the Canadian Agent created by or contained in any of such documents nor are the Borrowers nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.
13.    Representations and Warranties. Each of the Borrowers and Guarantors hereby represents and warrants to the Administrative Agent, the London Agent, the Canadian Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrowers and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrowers and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (provided, that to the extent any such representation and warranty was made as of a specific date, such representation and warranty shall be true and correct in all material respects as of such specific date), (d) after giving effect to this Amendment, no Default or Event of Default exists and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrowers and Guarantors.

14.    Conditions to Effectiveness. This Amendment shall be effective on the Amendment Effective Date upon (a) the execution and delivery hereof by the Borrowers, the Guarantors and the Required Lenders to the Administrative Agent and receipt by the Administrative Agent of this Amendment and (b) the receipt by the Administrative Agent of all fees and other amounts due and payable on or prior to the date hereof, including the fees set forth in that certain Engagement Letter dated as of February 17, 2017, between the Administrative Agent and the Parent, and the reasonable fees and expenses of legal counsel to the Administrative Agent.
15.    Release and Indemnity. Each of the Borrowers and Guarantors does hereby release and forever discharge the Administrative Agent, London Agent, the Canadian Agent, each of the Lenders, each of the Issuing Lenders and each Related Party of any of the foregoing from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties arising directly or indirectly out of the Loan Documents, any other documents, instruments or transactions relating thereto or the performance by any party thereto of their respective obligations thereunder. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by any Borrower or Guarantor, but such release, waiver, acquittal and discharge shall not and does not include any claims, demands, damages, actions, cross-actions, causes of action, costs and expenses arising out of or relating to (a) the gross negligence or willful misconduct of any Indemnitee, (b) in the case of Section 2.14 of the Credit Agreement, the matters set forth in Section 2.14(e) of the Credit Agreement, (c) the obligations of each Lender under Section 2.16(e) of the Credit Agreement, or (d) any assignment or transfer by any Lender of its rights or obligations under the Credit Agreement and the other Loan Documents, except for any such assignment or transfer made in accordance with Section 10.04 of the Credit Agreement and the applicable provisions of the other Loan Documents, respectively. Each of the Borrowers and Guarantors hereby ratifies its obligations under the indemnification provisions contained in the Loan Documents to which it is a party, including, without limitation, Section 10.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnification obligations to the same extent as the Loan Documents.
16.    Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or other electronic form (i.e., “PDF”) each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.
17.    Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.
18.    Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.
19.    Amendment is a Loan Document. This Amendment is a Loan Document.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Amendment Effective Date.

PARENT, US BORROWER, ALTERNATIVE CURRENCY BORROWER AND US GUARANTOR:	DMC GLOBAL INC.
By: /s/ Michael Kuta Name: Michael Kuta Title: Chief Financial Officer

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

US BORROWER AND US GUARANTOR:	DMC KOREA, INC.

By: /s/ Michael Kuta Name: Michael Kuta Title: Vice President

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

US BORROWER AND US GUARANTOR:	DynaEnergetics US, INC.

By: /s/ Michael Kuta Name: Michael Kuta Title: Vice President

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAENERGETICS CANADA INC.

By: /s/ Ian Grieves Name: Ian Grieves Title: President

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAMIC MATERIALS LUXEMBOURG 1 S.Á R.L.

By: /s/ Ian Grieves Name: Ian Grieves Title: Class B Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	DYNAMIC MATERIALS LUXEMBOURG 2 S.Á R.L.

By: /s/ Ian Grieves Name: Ian Grieves Title: Class B Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	NOBELCLAD EUROPE SA

By: /s/ Antoine Nobili Name: Antoine Nobili Title: Administrator et Directeur Général

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	NITRO METALL AB

By: /s/ Antoine Nobili Name: Antoine Nobili Title: Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	DYNAENERGETICS HOLDING GMBH

By: /s/ Ian Grieves Name: Ian Grieves Title: Managing Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	DYNAENERGETICS BETEILIGUNGS GMBH

By: /s/ Achim Pabst Name: Achim Pabst Title: Managing Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	DYNAENERGETICS GMBH & CO., KG
By: DYNAENERGETICS BETEILIGUNGS GMBH, as general partner

By: /s/ Achim Pabst Name: Achim Pabst Title: Managing Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	NOBELCLAD EUROPE HOLDING GmbH

By: /s/ Antoine Nobili Name: Antoine Nobili Title: Managing Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	NOBELCLAD EUROPE GmbH AND CO., KG

By: NOBELCLAD EUROPE HOLDING GMBH, as general partner

By: /s/ Antoine Nobili Name: Antoine Nobili Title: Managing Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAENERGETICS SIBERIA LIMITED

By: /s/ Wilhelm Sonnenberg Name: Wilhelm Sonnenberg Title: General Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	TOO KAZ DynaEnergetics

By: /s/ Assel Tazhenova Name: Assel Tazhenova Title: Managing Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAMIC MATERIALS CORPORATION (HK) LIMITED

By: /s/ Michael Kuta Name: Michael Kuta Title: Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAMIC MATERIALS CORPORATION (SHANGHAI) TRADING CO. LTD.

By: /s/ Bin Zhang Name: Bin Zhang Title: Director/Legal Representative

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAENERGETICS COLOMBIA S A S EN LIQUIDACTION

By: /s/ Michael Kuta Name: Michael Kuta Title: Director

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, US ISSUING LENDER, US SWINGLINE LENDER AND US LENDER:	JPMORGAN CHASE BANK, N.A. By: /s/ Karl Thomasma Name: Karl Thmasma Title: Senior Underwriter

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

LONDON AGENT:	J.P. MORGAN EUROPE LIMITED By: /s/ Belinda Lucas Name: Belinda Lucas Title: Associate

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

LONDON ISSUING LENDER, EURO SWINGLINE LENDER AND ALTERNATIVE CURRENCY LENDER TO DYNAMIC MATERIALS LUXEMBOURG 2 S.Á R.L.:	J.P. MORGAN EUROPE LIMITED By: /s/ Belinda Lucas Name: Belinda Lucas Title: Associate

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

CANADIAN AGENT, CANADIAN ISSUING LENDER AND ALTERNATIVE CURRENCY LENDER:	JPMORGAN CHASE BANK, N.A., TORONTO BRANCH By: /s/ M.N. Tam Name: M.N. Tam Title: Senior Vice President

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

SYNDICATION AGENT, US LENDER AND ALTERNATIVE CURRENCY LENDER:	KEYBANK NATIONAL ASSOCIATION By: /s/ Michael Fesl Name: Michael Fesl Title: Assistant Vice President

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

DOCUMENTATION AGENT, US LENDER AND ALTERNATIVE CURRENCY LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Thomas J. Zak Name: Thomas J. Zak Title: Senior Vice President

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

US LENDER AND ALTERNATIVE CURRENCY LENDER:	BANK OF AMERICA, N.A. By: /s/ Satish Chander Name: Satish Chander Title: Senior Vice President

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY LENDER:	BANK OF AMERICA, NATIONAL ASSOCIATION (CANADA BRANCH) By: /s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President

Schedule 2.01
Commitments

LENDER	US COMMITMENT	ALTERNATIVE CURRENCY COMMITMENT
JPMorgan Chase Bank, N.A.	$9,500,000.00
J.P. Morgan Europe Limited / JPMorgan Chase Bank, N.A., London Branch / JPMorgan Chase Bank, N.A., Toronto Branch		$1,583,333.33
KeyBank National Association	$7,250,000.00	$1,208,333.34
Wells Fargo Bank, National Association	$7,250,000.00	$1,208,333.34
Bank of America, N.A.	$6,000,000.00
Bank of America, N.A. / Bank of America, National Association (Canada Branch)		$1,000,000.00
TOTAL	$30,000,000.00	$5,000,000.00

Signature Page to Third Amendment
to the Second Amended and Restated Credit Agreement

EXHIBIT B
FINANCIAL COVENANT CALCULATION WORKSHEET
($ in 000’s)

	Calculation	Covenant Requirement
Debt Service Coverage Ratio	x	1.35 to 1.0
Leverage Ratio	x	[___] to 1.0
Minimum Consolidated Pro Forma EBITDA	x	$[_______]

Debt Service Coverage Ratio: for the trailing four quarter period measured as of the last day of the fiscal quarter ended ____________, 20___
(i) Consolidated Pro Forma EBITDA for such period
minus the sum of
(A) Cash Dividends,
(B) capital expenditures for such period for the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP and
(C) cash income Taxes paid, net of cash income Taxes refunded, for such period by the Parent and its Subsidiaries (excluding $2,000,000 of German income taxes paid in cash in the first fiscal quarter of 2016)

to
(ii) (A) cash Interest Expense of the Parent for such period plus
(B) scheduled principal payments of Consolidated Funded Indebtedness actually made during such period

Leverage Ratio: for the trailing four quarter period measured as of the last day of the fiscal quarter ended ____________, 20___
(i) Consolidated Funded Indebtedness of the Parent on the last day of such period to
(ii) Consolidated Pro Forma EBITDA of the Parent for such trailing four quarter period

Minimum Consolidated Pro Forma EBITDA: for the trailing four quarter period measured as of the last day of the fiscal quarter ending _____________, 2017